BLACKROCK FUNDS II

BlackRock Dynamic High Income Portfolio

(the “Fund”)

Supplement dated March 6, 2019 to the Summary Prospectuses and Prospectuses,

each dated November 28, 2018, as supplemented to date

On February 21, 2019, the Board of Trustees of BlackRock Funds II approved the appointment of BlackRock International Limited as a sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as a sub-adviser of the Fund was effective on February 22, 2019. BlackRock International Limited previously served as a sub-adviser to the Fund from November 3, 2014 through June 30, 2018.

The following changes are made to the Summary Prospectuses and Prospectuses, as applicable:

The second sentence in the section of the Summary Prospectus entitled “Key Facts About BlackRock Dynamic High Income Portfolio—Investment Manager” and the second sentence in the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Dynamic High Income Portfolio—Investment Manager” are deleted in their entirety and replaced with the following:

The Fund’s sub-advisers are BlackRock International Limited, BlackRock Asset Management North Asia Limited and BlackRock (Singapore) Limited.

The second sentence of the second paragraph in the section of the Prospectus entitled “Management of the Fund—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock International Limited (“BIL”), BlackRock (Singapore) Limited (“BRS”), and BlackRock Asset Management North Asia Limited (“BNA”), the Fund’s sub-advisers (each, a “Sub-Adviser”), are registered investment advisers organized in 1995, 2000 and 1998, respectively.

The thirteenth paragraph in the section of the Prospectus entitled “Management of the Fund—BlackRock” is deleted in its entirety and replaced with the following:

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock and the sub-advisory agreement between BlackRock and each of BRS and BNA is included in the Fund’s annual shareholder report for the fiscal year ended July 31, 2018. A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and BIL will be included in the Fund’s annual shareholder report for the period ending July 31, 2019.

Shareholders should retain this Supplement for future reference.

ALLPR-DHI-0319SUP